[GRAPHIC: ACCOLADE FUNDS LOGO]

                                 ACCOLADE FUNDS
                               Bonnel Growth Fund
                                MegaTrends Fund
                       Adrian Day Global Opportunity Fund

                              November ....., 1996


U.S. Global Investors, Inc.
7900 Callaghan Road
San Antonio, Texas 78229

Gentlemen:

Pursuant to the COMPENSATION Section of the Bookkeeping and Accounting Agreement dated September 21, 1994 between Accolade Funds (the "Trust") and U.S. Global Investors, Inc. (the "Advisor"), please be advised that the Trust has established one new series of its shares, namely, the Adrian Day Global Opportunity Fund, and please be further advised that the Trust desires to retain United Shareholder Services, Inc. to render bookkeeping and accounting services under the Bookkeeping and Accounting Agreement to this Fund.

         NAME OF FUND:  ADRIAN DAY GLOBAL OPPORTUNITY FUND

         DATE SUBJECT TO AGREEMENT: .................., 1996

Please state below whether you are willing to render such services.

                                         ACCOLADE FUNDS


Attest:                                  By:
--------------------------------         ----------------------------------
          Secretary                            Executive Vice President

Date:
--------------------------------


 ................................................................................



We are willing to render bookkeeping and accounting services to the Adrian Day Global Opportunity Fund.

                                         UNITED SHAREHOLDER SERVICES, INC.


Attest:                                  By:
--------------------------------         ----------------------------------
          Secretary                                   President

 ................................................................................
                              7900 Callaghan Road
           Mail Address: P.O. Box 781234, San Antonio, TX 78278-1234
 ................................................................................